EXHIBIT 32.1

Section 906 Certification

Pursuant to 18 U.S.C. §  1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned Chief Executive Officer and Chief Financial Officer of COVENANT BANCSHARES, INC. (the “Company”) hereby certify that:

(i)           the accompanying Quarterly Report on Form 10-Q of the Company for the quarter ending March 31, 2011 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)          the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ William S. Winston
William S. Winston Chief Executive Officer
Date: February 6, 2013

/s/ Herman L. Davis
Herman L. Davis Senior Vice President, Chief Financial Officer, Secretary and Treasurer
Date: February 6, 2013